UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 1, 2005

Answers Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-32255	98-0202855
(Commission File Number)	(IRS Employer Identification No.)

Jerusalem Technology Park
The Tower
Jerusalem, Israel 91481
(Address of Principal Executive Offices)

+972-2-649-5000
(Registrant’s Telephone Number, Including Area Code)

_______________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Purchase Agreement

On December 1, 2005 (the “Closing Date”), Answers Corporation, a Delaware corporation (the “Company”), Brainboost Partnership, a New York general partnership (“Seller”), Assaf Rozenblatt, an individual (“Rozenblatt”), Edo Segal, an individual and Jon Medved, an individual (collectively, the “Seller Partners”), entered into a certain Purchase Agreement, pursuant to which the Company purchased the entire limited liability interests of Brainboost Technology, LLC, a Delaware limited liability company (“Brainboost”) from Seller (the “Acquisition”). A copy of the Purchase Agreement is attached to this report as Exhibit 10.1.

The Company, as a result of the Acquisition, took title to and possession of those certain assets owned by Brainboost, including, among other things, all intellectual property rights associated with a functionality known as the Brainboost Answer Engine, a cutting-edge Artificial Intelligence technology targeting natural language search on the World-Wide-Web (the “Technology”).

Pursuant to the Agreement, the Company paid Seller an aggregate of $4,000,000 in cash and 439,000 shares of common stock of the Company (“Stock Consideration”).

The Stock Consideration is subject to a lock-up agreement for a period of 12 months from the Closing Date, except that (i) 1/12 of the Stock Consideration shall be released from lock-up each 30 day period after the Closing Date for the first 6 months, (ii) an additional 25% of the Stock Consideration shall be released from lock-up 9 months after the Closing Date and (iii) the remaining Stock Consideration shall be released from lock-up 1 year after the Closing Date (the “Anniversary”).

According to the Agreement, the Seller is entitled to certain price protection rights, whereby a drop of the Company’s stock price below a certain threshold, within a certain timeframe, would trigger Seller’s right to receive from the Company certain compensation for the reduction in the Stock Consideration’s value (the “Price Protection”). The Price Protection is also subject to cancellation at the cumulative occurrence of certain conditions relating to the market price of the Stock Consideration, the registration of the Stock Consideration, and other criteria.

Registration Rights Agreement

The Stock Consideration, in the form of restricted stock, is subject to a Registration Rights Agreement entered into among the Company, the Seller and the Seller Partners on the Closing Date (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement to register the Stock Consideration with the Securities and Exchange Commission within 75 days of the Closing Date. The Company agreed to use its reasonable best efforts to cause the registration statement to be declared effective under the Securities Act of 1933 as promptly as possible after the filing thereof, but in any event not later than 120 days after the Closing Date. The Seller and the Seller Partners are entitled to partial liquidated damages in the event that the registration statement is not filed or declared effective within such time periods. A copy of the Registration Rights Agreement is attached to this report as Exhibit 10.2

Employment Agreement

On the Closing Date, the Company entered into an Employment Agreement with Rozenblatt, with an effective date of December 5, 2005 (“Employment Agreement”). Pursuant to the Employment Agreement, Rozenblatt will join the Company as Director of Natural Language Research and will take charge of the integration and further development of the Technology within Answers’ systems and proprietary products. Rozenblatt will be entitled to a base salary of $120,000 (and other standard benefits commensurate with his position). A copy of the Employment Agreement is attached to this report as Exhibit 10.3.

Item 2.01 Completion of Acquisition or Disposition of Assets

Information responsive to this Item relating to the Company’s acquisition of Brainboost on the Closing Date is incorporated by reference to the disclosures concerning the Purchase Agreement set forth in Item 1.01 of this report

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Item

Under the Purchase Agreement’s Price Protection clause, in the event that the average closing price of the Company’s common stock for the 20 consecutive trading days immediately preceding the Anniversary (the “Anniversary Price”) is less than the Closing Price, the Company at its option shall, with respect only to any of the Stock Consideration held by the Seller and/or the Seller Partners on the Anniversary, either repurchase in cash such portion of the Stock Consideration at the Closing Price or pay the Seller in cash for each such share the difference between the Closing Price and the Anniversary Price.

In the event that, at any time prior to the Anniversary, the average closing price of the Company’s common stock is 130% or more of the Closing Price, and certain other conditions relating to the lock-up and registration of the Stock Consideration are met, then the Price Protection is subject to cancellation.

Item 3.02 Unregistered Sales of Equity Securities

Information responsive to this Item relating to the Company’s issuance of 439,000 shares of its common stock in connection with the Acquisition, on the Closing Date, is incorporated by reference to the disclosures concerning the Purchase Agreement set forth in Item 1.01 of this report. The shares of common stock were issued as consideration for the acquisition of Brainboost.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Financial statements for Brainboost Technology, LLC will be filed under cover of a Form 8-K/A no later than February 14, 2005, if required.

(b)	Pro Forma Financial Information.

Pro forma financial information for the Brainboost Technology, LLC acquisition will be filed under cover of a Form 8-K/A no later than February 14, 2005, if required.

(c)	Exhibits.

10.1	Purchase Agreement dated December 1, 2005 among Answers Corporation, Brainboost Partnership, Assaf Rozenblatt, Edo Segal and Jon Medved.
10.2	Registration Rights Agreement dated December 1, 2005 among Answers Corporation, Brainboost Partnership, Assaf Rozenblatt, Edo Segal and Jon Medved.
10.3	Employment Agreement dated December 1, 2005 between Answers Corporation and Assaf Rozenblatt.
99.1	Press release of Answers Corporation dated December 6, 2005.
99.2	Position Paper relating to the Technology

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSWERS CORPORATION

By:	/s/ Steven Steinberg
Steven Steinberg
Dated: December 7, 2005	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Purchase Agreement dated December 1, 2005 among Answers Corporation, Brainboost Partnership, Assaf Rozenblatt, Edo Segal and Jon Medved.
10.2	Registration Rights Agreement dated December 1, 2005 among Answers Corporation, Brainboost Partnership, Assaf Rozenblatt, Edo Segal and Jon Medved.
10.3	Employment Agreement dated December 1, 2005 between Answers Corporation and Assaf Rozenblatt.
99.1	Press release of Answers Corporation dated December 6, 2005.
99.2	Position Paper relating to the Technology